                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D. C. 20549




                                 FORM 8-K

             Current Report Pursuant to Section 13 of 15(d) of
                    The Securities Exchange Act of 1934





Date of Report:  October 12, 1994                Commission File No. 1-8283
(Date of earliest event reported)



                            CITICASTERS INC.




Incorporated under the                                 IRS Employer
    laws of Florida                           Identification No. 59-2054850

                          One East Fourth Street
                          Cincinnati, Ohio  45202
                          Phone:  (513) 579-2177



Former name or former address, if changed since last report - not applicable

ITEM 2

ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed on May 4, 1994, Citicasters Inc. ("Citicasters") entered into agreements with entities affiliated with New World Communications Group, Incorporated ("New World") whereby Citicasters agreed to sell its network affiliated television stations in Birmingham, Alabama, Greensboro/Highpoint, North Carolina, Kansas City, Missouri, and Phoenix, Arizona. On September 9, 1994, Citicasters completed the sale of three of the four network affiliated television stations to entities affiliated with New World. The stations sold included KSAZ in Phoenix, WGHP in Greensboro/Highpoint and WDAF in Kansas City. The sale of the fourth station, WBRC in Birmingham, was completed on October 12, 1994. Citicasters received $355.4 million in cash and a warrant to purchase for five years 5,000,000 shares of New World common stock at $15 per share. Citicasters estimates that it will record a net gain totaling approximately $54 million on the transactions. Proceeds from the sale were used to retire approximately $305 million of long-term debt. The components of the debt retirements are as follows: Bank Debt $210.5 million; 9 1/2% Notes - $17.5 million; 9 3/4% Notes - $75 million; and Mortgage Debt - $2 million. Additionally, Citicasters utilized $35.5 million to purchase 1,633,815 shares of its common stock. On October 5, 1994 Citicasters entered into a new bank credit facility with a group of banks. The new bank credit facility provides the company with two revolving credit facilities: a $125 million facility to fund future acquisitions and a $25 million facility for general corporate purposes.


ITEM 7(b)

PRO FORMA FINANCIAL INFORMATION

The proforma financial information was filed in Citicasters 10-Q for the quarter ended June 30, 1994 on pages 8 through 13 and is hereby incorporated by reference.


ITEM 7(c)

EXHIBITS

10. Amendments to the Asset Purchase Agreement by and between Citicasters Co. and New World Communications
     Group, Incorporated as of May 4, 1994.

                                SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CITICASTERS INC.


Date: October 20, 1994          By:  Gregory C. Thomas
                                     Gregory C. Thomas
                                      Executive Vice President and
                                        Chief Financial Officer

                   AMENDMENT TO ASSET PURCHASE AGREEMENT

     This Amendment dated as of May 24, 1994 (this "Amendment") amends the Asset Purchase Agreement by and between Great American Television and Radio Company, Inc., an Ohio corporation ("Sell-er"), and New World Communications Group Incorporated, a Delaware corporation ("Buyer"), dated as of May 4, 1994 (the "Asset Purchase Agreement").

                                 RECITALS:

     WHEREAS, the parties have previously entered into the Asset
Purchase Agreement and have agreed to make certain amendments thereto; and

     WHEREAS, terms used but not defined herein shall have the meanings respectively ascribed thereto in the Asset Purchase
Agreement;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     Section 1. Article 1 is hereby amended by adding to the definitions set forth therein the following:

     "Section 1.23.   "Affiliation Adverse Effect" shall mean
     any adverse effect on any of the Stations' Businesses or on the Business Condition of any of the Stations arising as a result of or in connection with (i) the Buyer's intention not to seek to continue any of the Stations' affiliations with any of the broadcast networks with which any such Station is currently affiliated or (ii) Buyer's intention to enter into affiliation arrangements with respect to any of the Stations with a broadcast network other than that with which any such Station is currently affiliated."

     Section 2. Section 2.4(c) of the Asset Purchase Agree-ment is amended and restated to read in its entirety as follows:

     "(c)   In the event that the Closing with respect to the
     three (3) Stations other than Station WBRC does not occur on or before November 4, 1994 and Seller is not then in breach of its covenants under this Agreement, the Purchase Price for any of the three (3) Stations other than Station WBRC with respect to which a Closing shall not then have occurred, shall be adjusted upwards by the amount set forth on Schedule 2.4(c) hereto. In the event that the Closing with respect to Station WBRC does not occur on or before February 4, 1995 and Seller is not then in breach of its covenants under this Agreement, the Purchase Price for Station WBRC shall be adjusted upwards by the amount set forth on Schedule 2.4(c) hereto. Nothing in this Section 2.4(c) shall be deemed to conflict with Seller's rights to an adjusted purchase price for KSAZ in the circumstances set forth in Section 12.3 below. Notwithstanding the foregoing, no adjustment to the Purchase Price shall be made pursuant to this Section 2.4(c) if the delay beyond the dates referred to herein is caused by any action or failure to act on the part of Seller which both (i) is reasonably likely to cause such delay and (ii) constitutes a breach by Seller of any provision of this Agreement; provided, however, that no Affiliation Adverse Effect and no litigation (including cross-claims and counterclaims) relating to the matters set forth in clauses (i) and (ii) of Section 1.23 hereof shall be deemed to constitute a breach of Seller of any provision of this Agreement."

     Section 3. Section 3.7 of the Asset Purchase Agreement is hereby amended by adding to the beginning thereof (after the caption) the words "Except as set forth on Schedule 3.7..." and by adding to the end thereof the following new subsection (f):

     "(f)   Notwithstanding the foregoing, no Affiliation
     Adverse Effect shall in any event constitute a breach of any representation or warranty under paragraphs (c), (d) or
     (e) of this Section 3.7."

     Section 4. Section 3.8 of the Asset Purchase Agreement is hereby amended by adding to the end thereof the following:

     "Notwithstanding the foregoing, no Affiliation Adverse
     Effect or related lawsuits, actions or other proceedings shall in any event constitute a breach of any representation or warranty under this Section 3.8."

     Section 5. Section 3.19 of the Asset Purchase Agreement is hereby amended by adding to the end thereof the following:

     "Notwithstanding the foregoing, no Affiliation Adverse
     Effect shall in any event constitute a breach of any repre-sentation or warranty under this Section 3.19."

     Section 6. Section 4.4 of the Asset Purchase Agreement is hereby amended in its entirety as follows:

     "Section 4.4 Buyer's Capitalization. The capitalization of Buyer as of the date hereof, including all shares of stock, common and preferred, all instruments convertible into or exchangeable for shares of capital stock and all rights to acquire shares of capital stock, is as set forth in Schedule 4.4 attached hereto."

     Section 7. Section 5.1 of the Asset Purchase Agreement is hereby amended by adding to the end thereof the following paragraph:

     "Notwithstanding any other provision of this Section 5.1, the covenants of Seller set forth in this Section 5.1 shall not be deemed to have been violated or breached as a result of any Affiliation Adverse Effect."

     Section 8. Section 5.2 of the Asset Purchase Agreement is hereby amended by adding to the end thereof the following sentence:

     "Notwithstanding any other provision of this Section 5.2, the covenants of Seller set forth in this Section 5.2 shall not be deemed to have been violated or breached as a result of any Affiliation Adverse Effect."

     Section 9. Section 10.10 of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as fol-lows:

     "Section 10.10. Affiliation Adverse Effect. Notwithstand-ing any other provision of this Article 10, any failure by Seller to satisfy any of the conditions to Buyer's obli-gations under this Agreement which arises as a result of an Affiliation Adverse Effect shall not relieve Buyer of its obligations under this Agreement and shall be deemed to have been waived by Buyer."

     Section 10. A new Section 11.6 shall be added to the Asset Purchase Agreement as follows:

     "Section 11.6. Affiliation Adverse Effect-Related Litiga-tion Indemnity. From and after the date of this Agreement, Buyer shall indemnify and hold harmless the Seller Indemni-fied Parties from and against any and all Loss and Expenses suffered, directly or indirectly, by any Seller Indemnified Party by reason of, or arising out of, litigation (including cross-claims and counterclaims) initiated by any broadcast network or parent company or corporate affiliate of any broadcast network against Seller in connection with the matters set forth in clauses (i) or (ii) of Section
     1.23 hereof.  The indemnification procedures set forth in
     Section 11.3 hereof shall apply to any such indemnification obligation. Notwithstanding any provisions of this Agreement to the contrary, in no event shall Losses and Expenses include a party's incidental or consequential damages."

     Section 11.A new Section 11.7 shall be added to the Asset
Purchase Agreement as follows:

     "Section 11.7. Indemnity With Respect to Affiliation Ad-verse Effects. From and after the date of this Agreement, Buyer shall indemnify and hold harmless the Seller Indemni-fied Parties from and against any and all damages, claims, losses and expenses, costs, obligations and liabilities (including Station lost profits) suffered, directly or indirectly, by any Seller Indemnified Party by reason of, or arising out of, the matters set forth in clauses (i) and
     (ii) of Section 1.23 hereof; provided, however, that Buyer shall have no indemnification obligations under this
     Section 11.7 as to any Station if there is a Closing as to that Station as to which the purchase price adjustment contemplated by Section 2.4(c) hereof has been made. Indemnification under this Section 11.7 shall be Seller's sole remedy hereunder with respect to the matters described in this Section 11.7 and Seller shall have no indemnification rights under Section 11.2(a) hereof with respect to the matters described in this Section 11.7."

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.

                                    GREAT AMERICAN TELEVISION AND
                                      RADIO COMPANY, INC.


                                    By:
                                    Name:
                                    Title:

                                    NEW WORLD COMMUNICATIONS GROUP
                                      INCORPORATED


                                    By:
                                    Name:
                                    Title:

               SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

     This Second Amendment dated as of September 2, 1994 (this "Amendment") amends the Asset Purchase Agreement by and between Citicasters Co. (formerly Great American Television and Radio Company, Inc.), an Ohio corporation ("Seller"), and New World Communications Group Incorporated, a Delaware corporation ("Buyer"), dated as of May 4, 1994 (as previously amended, the "Asset Purchase Agreement").


                                 RECITALS:

     WHEREAS, the parties have previously entered into the Asset
Purchase Agreement and have agreed to make certain amendments thereto; and

     WHEREAS, terms used but not defined herein shall have the meanings respectively ascribed thereto in the Asset Purchase
Agreement;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


12. Section 1.18 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

     Section 1.18 "Purchase Price" shall mean $355,400,000 and the Warrant, subject to adjustment pursuant to Sections
     2.4(c), 2.5, 5.13 and 12.3 hereof and allocated among the Stations in accordance with Exhibit 2.9.

13. Section 2.1 of the Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of subsection (m) thereof and by adding the following after subsection (n) thereof:

     ; and,

     (o) those assets, including tangible personal property and interests in real property, employed by Seller in the operation of Seller's teleport facility in Kansas City, Missouri (the "Teleport Facility").

14. Section 2.2(h) of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

     (h) those assets, including tangible personal property, employed by Seller in the operation of its Kansas City, Missouri radio stations WDAF and KYYS and which are not principally used in the operation of any Station (the "Kansas City Radio Property");

15. Exhibit 2.9 to the Asset Purchase Agreement is hereby replaced in its entirety by the new Exhibit 2.9 attached hereto.

16.  The penultimate sentence of Section 3.6(b) of the Asset
Purchase Agreement is hereby amended to read in its entirety as follows:

     Except as set forth on Schedule 2.1(c) and except for the rights of the users of the Kansas City Radio Property and the Teleport Facility, none of the Real Properties or the Leased Properties is subject to any lease, sublease, license or other agreement in which Seller grants to any other person any right to the use, occupancy or enjoyment of the Real Properties or the Leased Properties or any part thereof.

17. Section 4.4 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

Section 4.4 Buyer's Capitalization. The capitalization of Buyer as of September 2, 1994, including all shares of stock, common and preferred, all instruments convertible into or exchangeable for shares of capital stock and all rights to acquire shares of capital stock, is as set forth in Schedule 4.4 attached hereto.

18. The undersigned Seller, on its own behalf and on behalf of each of its affiliates, hereby fully and forever releases and discharges each of Buyer and each of its present and former officers, directors, employees, agents, representatives, shareholders, attorneys, investment bankers, parents, subsidiar-ies, affiliates and associates, and all of their respective predecessors, successors, assigns, heirs, executors and adminis-trators, from any and all claims, rights, demands, liens, agree-ments, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatsoever kind or nature in law, equity or otherwise, whether known or unknown, suspected or unsuspected, actual or purported, now existing or hereafter acquired, whether or not concealed or hidden, matured or unma-tured, whether or not asserted in any litigation, and whether based on fraud, malfeasance, negligence, willful misconduct, bad faith or otherwise, arising from or growing out of any and all matters in any way connected with or related to any inaccuracy, alleged inaccuracy, beach or alleged breach of the representation and warranty set forth in Section 4.4 of the Asset Purchase Agreement, as such representation and warranty was in effect prior to the execution of this Amendment.

19. Subsection 5.1(a) of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

     (a) Except as required to separate the Kansas City Radio
     Property from the Assets used in the business of Station
     WDAF-TV, sell, lease, transfer, or agree to sell, lease, or transfer any Assets;

20. Subsection 5.1(g) of the Asset Purchase Agreement is hereby deleted and replaced with the following:

     (g)  [Intentionally omitted];

21. Section 5.13 of the Asset Purchase Agreement is hereby amended by adding to the end thereof the following subsection
(e):

     (e) Buyer and Seller acknowledge and agree that the Inspection Firm's report with respect to the real property at the WDAF site in Kansas City (the "WDAF Site") revealed the presence of Hazardous Substances in the soil and groundwater at the WDAF Site caused by leaking underground storage tanks (as and to the extent described and disclosed in such Inspection Firm's report, the "Tank-Related Contamination"). Buyer and Seller further acknowledge and agree that remediation of the Tank-Related Contamination at the WDAF Site is required by Applicable Environmental Laws. Buyer and Seller reasonably estimate that the costs to remediate the Tank-Related Contamination at the WDAF Site will exceed $500,000. Pursuant to clause (ii) of the second sentence of subsection 5.13(d) hereof, Buyer has elected to consummate the transactions contemplated hereby. Buyer and Seller agree that $500,000 of the cash Purchase Price for Station WDAF-TV Shall be paid by Buyer to the Escrow Agent pursuant to an Escrow Agreement dated as of the Closing Date in substantially the form of Exhibit 5.13(e) (the "Environmental Escrow Agreement") to be used to discharge Seller's obligations under this Agreement to Buyer in respect of the Tank-Related Contamination. Buyer and Seller shall cooperate on the design, scope, implementation and completion of any remediation plan in respect of the Tank-Related Contamination, and the consent of each party (not to be unreasonably withheld or delayed) shall be required prior to the implementation or the completion of any such plan. Amounts held by the Escrow Agent under the Environmental Escrow Agreement shall be disbursed pursuant to the terms and conditions of the Environmental Escrow Agreement. Nothing in this Section 5.13(e) shall in any way extend, expand, restrict or limit Buyer's rights under this Agreement in respect of any environmental condition or violation at any of the Stations (including Station WDAF-TV), other than the Tank-Related Contamination.

22. Section 6.8 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows (and it is hereby expressly understood and agreed that in no event shall any action, event or circumstance (including, without limitation, the issuance of any security, right, option, warrant or similar instrument, any agreement, commitment or obligation to effect such an issuance, or any future issuance pursuant to any such agreement, commitment or obligation) arising prior to the date of this Second Amendment require or give rise to any right or entitlement to any adjustment in the exercise price of the Warrant or in the number of shares issuable upon exercise of the Warrant, either prior to the issuance thereof or following the issuance thereof; provided, however, that, without duplication of the proviso to Section 6.8 as hereby amended, to the extent any shares of stock, instruments convertible into or exchangeable for shares of capital stock or rights to acquire shares of capital stock outstanding as of the date hereof are required to be disclosed pursuant to Section 4.4 of the Asset Purchase Agreement (as hereby amended), but are not so disclosed on Schedule 4.4 attached to this Amendment, this Amendment is not intended to and shall not effect any waiver of Seller's right pursuant to Section
6.8 of the Asset Purchase Agreement as hereby amended with respect to an adjustment in the exercise price of the Warrant or in the number of shares purchasable upon exercise of the Warrant with respect to any such shares of stock, instruments convertible into or exchangeable for shares of capital stock or rights to acquire shares of capital stock):

     Section 6.8 Actions With Respect to the Warrant. If, after September 2, 1994 and prior to issuance of the Warrant, Buyer shall take any action which, if the Warrant had been issued and outstanding as of the date of any such action (and assuming solely for such purpose that the "Date of Issuance" as defined and used in the Warrant had been September 2,1 994), would have required an adjustment in the exercise price of the Warrant or in the number of shares purchasable upon exercise of the Warrant, then the exercise price of the Warrant or such number of shares shall be adjusted upon issuance of the Warrant to give effect to the adjustment which would have been required as a result of any such action; provided, however, that in the event any such action shall have been taken following May 4, 1994 but prior to September 2, 1994 which is required to have been disclosed pursuant to Section 4.4 of this Agreement (including as amended through and including September 2, 1994), but which was not so disclosed, Seller shall be entitled to the adjustment contemplated by this
     Section 6.8 with respect to such action.

23.  Paragraph (a) of Section 9.1 of the Asset Purchase
Agreement is hereby amended to read in its entirety as follows:

           (a) Each of the representations and warranties of Buyer contained in this Agreement and in the Warrant shall have been true and accurate as of the date when made and, except for representations and warranties that specify a particular date (including "the date hereof") in the appli-cable provision (which shall have been true and accurate on such date), shall be deemed to be made again on and as of the Closing Date, and shall be true and accurate in all material respects on the Closing Date;

24. Section 9.6 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

     Section 9.6 Division of Kansas City Assets. Seller and Buyer shall have agreed to a separation, to their mutual satisfaction after consultation with one another, of the Kansas City Radio property from the assets being sold to Buyer and relating to Station WDAF-TV, entering into leases for certain uses of Station WDAF-TV's transmitter tower by Seller's radio stations WDAF and KYYS, and entering into a facilities agreement with respect to use by radio stations WDAF and KYYS of certain space in Station WDAF-TV's facility during a twelve (12) month transition period after the Closing with respect to that Station.

25. The definition of "Permitted Issuances" in the form of Warrant attached as Exhibit 1.22 to the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

          "Permitted Issuances" means any securities of the Company issued upon exercise or conversion of, or in accor-dance with the terms of or pursuant to, (i) any security or other contractual right of the Company or of any other Person which is issued and outstanding on the Date of Issu-ance, (ii) any Equivalent Warrant which, if such Equivalent Warrant had instead been Common Stock, would not have re-sulted in any adjustments to this Warrant, (iii) any security which is itself a Permitted Issuance, (iv) any Warrants issued in respect of or in exchange for this Warrant, (v) any securities issued to employees of the Company or to employees of any of its affiliates pursuant to a plan and in the ordinary course of the Company's business, or (vi) any securities reflected in Schedule 4.4 (updated as of September 2, 1994) to the Asset Purchase Agreement pursuant to which this Warrant was originally issued, and any securities as to which any adjustment was made with respect to this Warrant pursuant to Section 6.8 of such Asset Purchase Agreement.

      IN WITNESS WHEREOF, this Amendment has been signed on behalf of each of the parties hereto as of the day first above written.

                                   CITICASTERS CO.
                                      (formerly GREAT AMERICAN
                                      TELEVISION AND RADIO
                                      COMPANY, INC.)



                                   By:
                                      Name:  Jerome L. Kersting
                                      Title: Senior Vice President
                                             Business Affairs


                                   NEW WORLD COMMUNICATIONS GROUP
                                      INCORPORATED



                                   By:
                                      Name:  William C. Bevins
                                      Title: President and Chief
                                               Executive Officer

                                EXHIBIT 2.9


               WBRC                               $ 94.13 MM

               WDAF                               $ 93.22 MM

               KSAZ                               $135.15 MM plus the Warrant

               WGHP                               $ 32.90 MM

                                EXHIBIT 4.4


Issued and outstanding (fully diluted)
(all amounts on common equivalent basis)

Class A & B Common Stock                               68,340,792
  (including all Class A and C Warrants)
Class B Warrants                                        1,857,915
Class E (or G) Warrants                                 1,250,000
Class F (or H) Warrants                                 4,625,000
Class I Warrants                                        1,000,000
Class J Warrants                                          500,000
Employee stock options                                  3,125,000
Series A Preferred Stock                                5,903,188
Series B Preferred Stock                               19,349,845
Series C (or D) Preferred Stock                             -0-

                                                      105,951,740